Exhibit 10.2

                                  BIONOVO, INC.

                             INVESTOR QUESTIONNAIRE


THIS QUESTIONNAIRE IS TO BE COMPLETED AND DELIVERED TO DUNCAN CAPITAL, LLC. PRIOR TO ACCEPTANCE OF THE SUBSCRIPTION BY THE COMPANY, CERTAIN CONDITIONS MUST BE MET.

INSTRUCTIONS: This Questionnaire, along with the attached Subscription Agreement, is being provided to each individual who has expressed an interest in purchasing units, at a purchase price of $100,000 per Unit where each Unit consists of 200,000 shares of common stock ("COMMON STOCK") of Bionovo, Inc. (the "COMPANY") and five-year warrants to purchase 25,000 shares of Common Stock at an exercise price of $0.75 per share and 25,000 shares of Common Stock at an exercise price of $1.00 per share (the "WARRANTS"). Prior to your acceptance by the Company as a subscriber, you must meet, among others, the standards imposed by Regulation D as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT"), since Units and the shares of Common Stock and Warrants included therein have not been registered under the Securities Act and are being sold in reliance upon the exemption provided by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. The Company has established general investor suitability requirements for all investors requiring that each natural person or entity who subscribes for Units must be an "accredited investor," as such term is defined in Regulation D under the Securities Act. The Company, in its sole discretion, may increase the foregoing requirements based upon more stringent requirements under state "Blue Sky" laws or special circumstances. The undersigned acknowledges and agrees that the Company and Duncan Capital are relying on the undersigned's representations contained in this Questionnaire and the related subscription agreement in determining whether to accept the subscription.

Duncan Capital is acting as the Company's exclusive placement agent in connection with the sale of the Units.

Please contact Robert H. Cohen, counsel to the Company, at Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, (212) 801-9200, if you have any questions in completing this Questionnaire.

If the answer to any question is "none" or "not applicable," please so state.

Your answers will, at all times, be kept strictly confidential; however, everyone who agrees to purchase the Units hereby agrees that the Company and Duncan Capital may present this Questionnaire to such parties as they deem appropriate in order to assure itself that the offer and sale of the Units and the shares of Common Stock and Warrants included therein to you will not result in a loss of the exemption from registration under the Securities Act, which is being relied upon by the Company and Duncan Capital in connection with the sale of the shares of Common Stock.

Please complete this Questionnaire as thoroughly as possible and sign, date and return one copy. In case of insufficient space, please use the reverse side to assure that complete answers are submitted.

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

Please print or type:

1.       NAME(S) IN WHICH SHARES OF COMMON STOCK AND WARRANTS ARE TO BE HELD:

         A.
                  --------------------------------------------------------------
                  First Name     Initial    Last Name

         B.
                  --------------------------------------------------------------

         C.
                  --------------------------------------------------------------
                  Entity

                  (if a husband and wife are purchasing the Units, give the name of both the husband and the wife.)

2.       SOCIAL SECURITY NUMBER(S) or TAX IDENTIFICATION NUMBER(S):

         A.
                  ------------------------------
         B.
                  ------------------------------
         C.
                  ------------------------------

3. MANNER IN WHICH TITLE TO BE HELD (Please Check One):

                  Individual Ownership
         --------
                  Community Property
         --------
                  Tenants in Common
         --------
                  Joint Tenants with Rights of Survivorship
         --------
                  Partnership
         --------
                  Corporation
         --------
                  As Custodian, Executor or Trustee for
         --------                                       ------------------------

FOR INDIVIDUAL INVESTORS:

4.       Residential Address and Telephone Number:

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         Date of Birth: (A)                                 (B)
                            ------------------                  ----------------
         Occupation:  (A)                                   (B)
                          ------------------                    ----------------
         Position:  (A)                                     (B)
                        --------------------                    ----------------
         Business Address and Telephone
         Number:


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         Person or Persons to be Contacted at Place of Employment:

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         Bank or Banks at which Checking and/or Savings Accounts are located:

         Name or Names of Banks:
                                  ----------------------------------------------
         Branch                        Address:
                 --------------------            -------------------------------
         or Addresses
                      ----------------------------------------------------------
         Persons at Bank or Banks to Contact and Telephone Number:
                                                                  --------------

5.       In Which State Do You Currently:

         A.       Maintain your primary residence?
                                                   -----------------------------
         B.       Maintain secondary residence, if any?
                                                        ------------------------
         C.       Vote?
                        --------------------------------------------------------
         D.       File income tax returns?
                                           -------------------------------------
         E.       Maintain a driver's license?
                                               ---------------------------------

         Number of years at primary residence listed above?
                                                            --------------------
6.       Accredited Investor Certification.

         Please INITIAL where appropriate:

         A. _____ I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

                  The above net worth takes into account my current assets and other assets diminished by my current liabilities and other liabilities including contingent liabilities, such as threatened or pending lawsuits and proceedings.

         B. _____ I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

         C. _____ I certify that I am a director or executive officer of the Company.

         D. I am aware that the proposed offering of the shares of Common Stock and Warrants will involve non-marketable, non-transferable securities requiring my capital investment to be maintained for an indefinite period of time.

                             Yes ________                   No ________

7. Please indicate whether you are a director, officer, employee, owner of an interest in or an "affiliate" of any securities brokerage firm which is a member of the National Association of Securities Dealers, Inc. (An "AFFILIATE," as defined in Rule 405 of the

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

         Securities Act, means one who directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such person.)

                             Yes ________                   No ________

         If yes, please state the firm name and address and describe your relationship.

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8.       Please  provide in the space  below any  additional  information  which would evidence that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in non-transferable, restricted securities of a corporate entity.

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FOR CERTAIN QUALIFIED ORGANIZATIONS:

9.       Additional  information  for  corporate,   partnership,  LLC  or  trust
         subscribers:

         A.       Name of organization or entity:
                                                 -------------------------------
         B.       Business address:
                                   ---------------------------------------------
         C.       Telephone:  (     )
                               -----  ------------------------------------------
         D.       Send communications to the attention of:
                                                          ----------------------
         E.       Date of organization:
                                       -----------------------------------------
         F.       State of organization:
                                        ----------------------------------------
         G.       Tax identification no.:
                                         ---------------------------------------
         H.       Form of organization:
                                       -----------------------------------------
         Corporation                Partnership               LLC
                     --------                   ------------      ------------
         Trust                      Other (Describe)
               --------------                        --------

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         I.       If a  corporation,  the  organization  has _____ has not _____
                  elected to be taxed as a small business corporation for federal income tax purposes under the provisions of Subchapter S of the Internal Revenue Code of 1986, as amended.

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

         J. The organization is actively engaged in the conduct of a trade or business:

                             Yes ________                   No ________

         K. Describe purpose of formation or principal trade or business activity:

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         L. Was such entity formed for the purpose of purchasing the Units?

                             Yes ________                   No ________

10.      The  corporate,   partnership,   limited  liability  company  or  trust
         subscriber represents and warrants that it is (check one):

                  _______a. A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the shares of Common Stock, having total assets in excess of $5,000,000.

                  _______b. A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act).

                  _______c. An insurance company (as defined in Section 2(13) of the Securities Act).

                  _______d.   An  investment   company   registered   under  the
Investment Company Act of 1940.

                  _______e. A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

                  _______f. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  _______g. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                  _______h. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000.

                  _______i. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a "Plan Fiduciary," as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor.

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

                  _______j. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 having total assets in excess of $5,000,000.

                  _______k. A self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D.

                  _______l. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the shares of Common Stock offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the shares of Common Stock).

                  _______m. An entity in which all of the equity owners are accredited investors as defined in Rule 501(a) of Regulation D. (If subsection m. is checked, EACH equity owner must complete an investor questionnaire).


11.      Please provide the following:

                  (1) If an S Corporation, the names of all officers, directors, and stockholders.

                  (2) If a partnership, the names of all partners indicating whether each person is a general partner or limited partner.

                  (3)   Financial   statements   of  corporate  or   partnership
subscriber, accompanied by a certificate of an officer or general partner.

                  For each class of investor  listed on the following page, this
signed   Questionnaire  must  be  accompanied  by  the  following   verification
documents:

         CORPORATE SUBSCRIBER

         A certified copy of a resolution of the corporation's board of directors: (i) designating the officer(s) of the corporation authorized to sign on behalf of the corporation; and (ii) authorizing the contemplated investment.

         PARTNERSHIP AND LLC SUBSCRIBER

         A certificate signed by all the general partners or managing members authorizing the general partner or managing member who signed the signature page on behalf of the partnership or LLC to sign and to make the contemplated investment on behalf of the partnership or LLC.

         TRUST SUBSCRIBER

         A certificate signed by all the trustees authorizing the trustee who signed the signature page on behalf of the trust to sign and to make the contemplated investment on behalf of the trust.

         CUSTODIAN SUBSCRIBER

         A certified copy of the instrument pursuant to which the custodian is acting.

                               [Signature follows]

         I consent to the communication by the Company and Duncan Capital, or any of their respective employees, agents and affiliates with any bank or business reference set forth above.

         The foregoing statements are true and accurate to the best of my information and belief, and I will notify the Company or Duncan Capital of any change in the foregoing answers.

FOR INDIVIDUAL SUBSCRIBERS(S)             FOR CORPORATE, PARTNERSHIP, LLC
                                          OR TRUST SUBSCRIBERS


---------------------------------------   --------------------------------------
    Name of Subscriber [Please Print]     Name of Subscriber [Please Print]


---------------------------------------   --------------------------------------
Signature                                 Authorized Signatory

(B)
   ------------------------------------   --------------------------------------
    Name of Subscriber [Please Print]     Name and Title of Authorized Signatory
                                          [Please Print]

---------------------------------------
Signature

Date and Place of Execution:

Date:                                     Place:
     ----------------------------------         --------------------------------


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